                          AMENDMENT TO CREDIT DOCUMENTS


         This Amendment to Credit Documents is made as of May 24, 1999 (the "Amendment") by and among Prism Mortgage Company, an Illinois corporation, Pacific Guarantee Mortgage Corporation, a California corporation, Mortgage Market, Inc., an Oregon corporation, PointSource Financial, L.L.C., an Illinois limited liability company, Infiniti Mortgage, L.L.C., an Illinois limited liability company, First City Financial Corp., a Colorado corporation ("First City"), the lenders identified on the signature pages hereof (the "Lenders"), The First National Bank of Chicago, a national banking association, individually as a Lender and as administrative agent for the Lenders ("Agent"), and BANK ONE, Texas, N.A., as collateral agent for the Lenders ("Collateral Agent").

                                  1. RECITALS

         The Company, the Agent and the Lenders are parties to a certain Credit Agreement, dated as of March 31, 1999 (the "Credit Agreement"), pursuant to which the Lenders have agreed to provide a revolving credit facility to the Borrower and the Borrowing Subsidiaries on the terms and conditions set forth in the Credit Agreement. Any capitalized term not expressly defined herein shall have the meaning ascribed to such term in the Credit Agreement.

         The Borrower, the Borrowing Subsidiaries, the Agent and the Collateral Agent are parties to a certain Security and Collateral Agency Agreement dated as of March 31, 1999 (the "Security Agreement").

         The Borrower has purchased First City, which is now a Wholly-Owned Subsidiary of the Borrower.

         The Borrower (i) has caused the formation of Prism Financial Corporation, a Delaware corporation (the "Holding Company"), for the purpose of acquiring all of the shares in the Borrower (at which time the Borrower shall become a Wholly-Owned Subsidiary of the Holding Company), and (ii) intends to cause shares in the Holding Company to be offered to the public in connection with an initial public offering.

         The Borrower, the Borrowing Subsidiaries, First City, the Agent, the Collateral Agent and the Lenders desire to amend the Credit Agreement, the Security Agreement and the other Loan Documents to allow for the inclusion of First City as a Borrowing Subsidiary, to allow for the transfer of all shares in the Borrower to the Holding Company, and to otherwise modify the Loan Documents in the manner set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

         1.       HOLDING COMPANY.

                  (a) The Lenders hereby consent to the following: (i) the Borrower's formation of the Holding Company as a Wholly-Owned Subsidiary of the Borrower, (ii) the entering into of a share exchange agreement by and among the Borrower, the Holding Company and the Borrower's current shareholders, pursuant to which the Borrower's current shareholders will become shareholders of the Holding Company and the Holding Company will become the sole shareholder of the Borrower, and (iii) the distribution by the Borrower of promissory notes (the "Retained Earnings Notes") to its current shareholders in an amount equal to the amount of Borrower's earned and undistributed taxable S corporation earnings through the date of the closing of the initial public offering of stock in the Holding Company and the payment of the Retained Earnings Notes after such initial public offering (so long as, following the repayment of the Retained Earnings Notes, Borrower is in compliance with the Leverage Ratio and Net Worth requirements set forth in Section 6.15 of the Credit Agreement). The majority of the balance of Retained Earnings Notes is to be repaid immediately after the initial public offering, and the remainder is payable by August 15, 1999. The Lenders agree that the transactions described in this paragraph shall not be deemed to violate the provisions of Section 6.11 (Sale of Assets) or 6.14 (Transactions with Affiliates) of the Credit Agreement.

                  (b) The definition of Change in Control in Article I of the Credit Agreement is hereby deleted and replaced with the following:

                  "'Change in Control' means Bruce Abrams, Mark Filler and/or Terry Markus shall cease to collectively own, free and clear of all Liens or other encumbrances, more than 50% of the outstanding shares of voting stock of the Borrower on a fully diluted basis; provided, however, that if ownership of all of the shares of stock of the Borrower is transferred to a holding company in connection with an initial public offering of the stock of such holding company, then Change of Control shall mean that either (i) Bruce Abrams, Mark Filler and/or Terry Markus shall cease to collectively own, free and clear of all Liens or other encumbrances, more than 50% of the outstanding shares of voting stock of such holding company on a fully diluted basis, or (ii) the Borrower shall cease to be a Wholly-Owned Subsidiary of such holding company."

         2.       FIRST CITY AS BORROWING SUBSIDIARY.

                  (a) "First City Admission Date" shall mean the date Borrower has furnished or caused to be furnished to the Agent (with sufficient copies for the Lenders) the following:

             (i) Copies of the articles of incorporation of First City, together with all amendments, and a certificate of good standing in its State of formation and (if different from its State of formation) in the State in which its principal place of business is located, each certified by the appropriate governmental officer.

           (ii) Copies, certified by the Secretary or Assistant Secretary of First City, of its by-laws and of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Lender) authorizing the execution, delivery and performance of this Amendment and performance under the Credit Agreement as amended hereby.

         (iii) An incumbency certificate, executed by the Secretary or Assistant Secretary of First City, which shall identify by name and title and bear the signature of the officers of First City authorized to sign this Amendment, the Notes described below and any other documents to be executed by First City in connection herewith or in connection with the Credit Agreement.

           (iv) UCC, judgement and lien searches from the jurisdiction of First City's principal place of business.

            (v) Written opinions of the Borrower's in-house and outside counsel, addressed to the Agent and the Lenders and relating to the authority of First City to enter into this Amendment and the enforceability of the Loan Documents against First City.

           (vi) Notes from First City to each Lender in the form of Exhibit A hereto.

         (vii)      UCC-1 financing statements executed by First City.

         (viii) Such other documents as Agent or its counsel may have reasonably requested in writing.

         The Agent shall notify the Borrower and the Lenders of the occurrence of the First City Admission Date.

                  (b) The Indebtedness of and Liens on the assets of First City set forth on Exhibit B hereto are hereby added to Schedule 4 to the Credit Agreement.

                  (c) First City represents and warrants to the Agent and the Lenders that its principal place of business is 445 DTC Parkway, Englewood, Colorado.

                  (d) From and after the First City Admission Date, First City shall not make any further borrowings under its existing credit facilities with Paine Webber Real Estate Securities, Inc., Firstate Bank of Colorado and First Collateral Services (the "Existing First City Facilities"). First City shall pay in full all amounts then outstanding under the Existing First City Facilities, and shall terminate the Existing First City Facilities, on or before the date which is sixty days after the First City Admission Date. Promptly following the termination of the Existing First City Facilities, First City shall provide the Agent with evidence of such termination along with executed termination statements for the existing UCC financing statements filed in connection with the Existing First City Facilities.

                  (e) From and after the First City Admission Date, First City shall be a Borrowing Subsidiary for all purposes under the Loan Documents and shall accordingly be deemed to have made all of the representations made by, shall be bound by all of the warranties and covenants binding upon, and shall be entitled to all of the rights conferred upon, Borrowing Subsidiaries under the Loan Documents. First City agrees that all Advances shall be requested by the Borrower, and First City irrevocably authorizes (i) the Borrower to request Advances on its behalf and (ii) the Agent to honor requests for Advances made by the Borrower.

         3.       SUPER-JUMBO MORTGAGE LOANS.

                  (a) The amount "$1,000,000" in the definition of Jumbo Mortgage Loan in Article I of the Credit Agreement is hereby deleted and replaced with "$2,000,000".

                  (b) The words "but less than $1,000,000" are hereby added after the words "in excess of $650,000" at the end of the definition of Oversize Jumbo Loan in Article I of the Credit Agreement.

                  (c) The following definition is hereby added to Article I of the Credit Agreement:

                  "'Super-Jumbo Loan' means a Jumbo Mortgage Loan which has an original principal balance equal to or greater than $1,000,000."

                  (d) The following clause is hereby added at the end of the definition of Eligible Jumbo Mortgage Loan in Article I of the Credit Agreement:

                  "; and (v) if such Jumbo Mortgage Loan is a Super-Jumbo Loan, has been individually approved by the Approved Investor issuing the applicable Approved Investor Commitment".

                  (e) The following clause is hereby added at the end of Section
2.1.2 of the Credit Agreement:

                  "; and

                  (ix) Super-Jumbo Loans shall not exceed two percent (2%) of the Aggregate Commitment".

                  (f) The form of Borrowing Base Certificate attached as Exhibit F to the Credit Agreement is hereby deleted and replaced with the form attached as Exhibit C hereto.

                  (g) The form of Collateral Report attached as Exhibit 7 to the Security Agreement is hereby deleted and replaced with the form attached as Exhibit D hereto.

         4. MAXIMUM HELOC LOAN. The amount "$100,000" in clause (iii) of the definition of Eligible HELOC Loan in Article I of the Credit Agreement is hereby deleted and replaced with "$200,000".

         5. DELIVERY OF AP LOANS.

                  (a) The phrase "seven (7) Business Days" in the second line of clause (2) of clause (iii) of the definition of Eligible Mortgage Loan in
Article I of the Credit Agreement is hereby deleted and replaced with the phrase "eight (8) Business Days".

                  (b) The phrase "seventh (7th) Business Day" in the second sentence of Section 2(b) of the Security Agreement is hereby deleted and replaced with the phrase "eighth (8th) Business Day".

         6. NET WORTH. The definition of "Equity Infusion" at the end of Section
6.15.2 of the Credit Agreement is hereby deleted and replaced with the following:

         "'Equity Infusion' shall mean the sum of the net proceeds of any sale or issuance of the Borrower's stock by the Borrower and any other equity contributions (other than from the Net IPO Proceeds, as defined below, which are to be separately included as an Equity Infusion as set forth below) made to the capital of the Borrower after December 31, 1998. If a holding company is created to be the parent company of the Borrower, Equity Infusion shall also include (i) the net proceeds of the issuance of the initial public offering of such holding company's stock, less (ii) the portion (not to exceed $22,000,000) of such proceeds distributed to the former shareholders of Borrower (i.e. the Persons who were shareholders immediately prior to transfer of their shares to such holding company) in payment of notes issued by the Borrower to such shareholders immediately prior to such public offering (the amount described in (i) less the amount described in (ii) being the "Net IPO Proceeds"). Any amounts distributed to the former shareholders of Borrower as described in clause (ii) of the preceding sentence shall NOT qualify under clause (iv) of the first sentence of this Section 6.15.2 as dividends paid to the Borrower's shareholders to allow them to pay their state and federal income taxes (and accordingly shall not result in a reduction of required Net Worth)."

         7. OTHER SECURITY AGREEMENTS. The phrase "or allow any of its Subsidiaries to enter into" in the third sentence of Section 6.16 of the Credit Agreement is hereby deleted and replaced with "or allow any of the Borrowing Subsidiaries to enter into".

         8.  MISCELLANEOUS.

                  (a) All references to the Credit Agreement, the Security Agreement and the other Credit Documents shall be deemed to refer to such documents as amended by this Amendment.

                  (b) The Borrower, each Borrowing Subsidiary and First City each hereby represents and warrants to the Lenders that on the date of execution hereof, both prior to and after giving effect to this Amendment, (i) the representations and warranties of the Borrower and the Borrowing Subsidiaries contained in the Loan Documents are accurate and complete in all respects, and
(ii) no Default or Unmatured Default has occurred and is continuing.

                  (c) In all other respects, the Credit Agreement, the Security Agreement and the other Loan Documents are and remain unmodified and in full force and effect and are hereby ratified and confirmed. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                     PRISM MORTGAGE COMPANY, an Illinois
                                     corporation

                                     By: /s/ David A. Fisher
                                         -----------------------------
                                     Name:  David A. Fisher
                                         -----------------------------
                                     Title: Senior Vice President and
                                             Chief Finanical Officer
                                            --------------------------

                                     PACIFIC GUARANTEE MORTGAGE CORPORATION,
                                     a California corporation


                                     By: /s/ David A. Fisher
                                         -----------------------------
                                     Name:  David A. Fisher
                                         -----------------------------
                                     Title:
                                            --------------------------

                                     MORTGAGE MARKET, INC., an Oregon
                                     corporation


                                     By: /s/ David A. Fisher
                                         -----------------------------
                                     Name:   David A. Fisher
                                         -----------------------------
                                     Title:
                                            --------------------------


                                     POINTSOURCE FINANCIAL, L.L.C., an Illinois limited liability company

                                     By: Prism Mortgage Company, its Manager


                                         By: /s/ David A. Fisher
                                             ----------------------
                                         Name:  David A. Fisher
                                             ----------------------
                                         Title:
                                             ----------------------

                                     INFINITI MORTGAGE, L.L.C., an Illinois
                                     limited liability company

                                     By: Prism Mortgage Company, its Manager


                                          By: /s/ David A. Fisher
                                              ----------------------
                                          Name:   David A. Fisher
                                              ----------------------
                                          Title:
                                              ----------------------


                                     FIRST CITY FINANCIAL CORP., a Colorado
                                     corporation


                                     By: /s/ David A. Fisher
                                         -----------------------------
                                     Name:   David A. Fisher
                                         -----------------------------
                                     Title:
                                            --------------------------

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     INDIVIDUALLY AND AS AGENT


                                     By: /s/ Thomas J. Connally
                                         -----------------------------
                                     Name:  Thomas J. Connally
                                         -----------------------------
                                     Title:  Vice President
                                            --------------------------


                                     BANK ONE TEXAS, N.A., AS COLLATERAL AGENT


                                     By: /s/ William D. Wilson
                                         -----------------------------
                                     Name:   William D. Wilson
                                         -----------------------------
                                     Title:  Vice President
                                            --------------------------



                                     THE BANK OF NEW YORK


                                     By: /s/ Patricia M. Dominus
                                         -----------------------------
                                     Name:   Patricia M. Dominus
                                         -----------------------------
                                     Title:  Vice President
                                            --------------------------


                                     COMERICA BANK

                                     By: /s/ Mandy J. Lark
                                         -----------------------------
                                     Name:   Mandy J. Lark
                                         -----------------------------
                                     Title:  Account Officer
                                            --------------------------


                                     FIRST UNION NATIONAL BANK


                                     By: /s/ Peter G. Perna
                                         -----------------------------
                                     Name:   Peter G. Perna
                                         -----------------------------
                                     Title:  Vice President
                                            --------------------------


                                     GUARANTY FEDERAL BANK, F.S.B.


                                     By: /s/ Brian Hilberth
                                         -----------------------------
                                     Name:   Brian Hilberth
                                         -----------------------------
                                     Title:  Vice President
                                            --------------------------

                                     HIBERNIA NATIONAL BANK


                                     By: /s/ Stephanie F. Tyner
                                         -----------------------------
                                     Name:   Stephanie F. Tyner
                                         -----------------------------
                                     Title:  Assistant Vice President
                                            --------------------------


                                     LASALLE NATIONAL BANK


                                     By: /s/ David H. Sherer
                                         -----------------------------
                                     Name:   David H. Sherer
                                         -----------------------------
                                     Title:      V.P.
                                            --------------------------

                                     MERCANTILE BANK

                                     By: /s/ Mark Rieger
                                         -----------------------------
                                     Name:   Mark Rieger
                                         -----------------------------
                                     Title:  Asst. Vice President
                                            --------------------------

                                     U.S. BANK NATIONAL ASSOCIATION


                                     By: /s/ David R. Peterson
                                         -----------------------------
                                     Name:   David R. Peterson
                                         -----------------------------
                                     Title:  Senior Vice President
                                            --------------------------

                                    Exhibit A

                                      NOTE


                                                                 May 24, 1999

             First City Financial Corporation, a Colorado corporation ("Maker"), promises (jointly and severally with the Borrower and the other Borrowing Subsidiaries, as such terms are defined in the Agreement described below) to pay to the order of ___________ (the "Lender") the lesser of the Lender's Commitment under the Agreement (as hereinafter defined) or the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower and/or the Borrowing Subsidiaries pursuant to Article II of the Agreement, in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. Maker shall pay the principal of and accrued and unpaid interest on the Loans in full on the Termination Date and as otherwise provided in the Agreement.

         Notwithstanding the foregoing, recourse to Maker hereunder shall be limited to the greater of (i) Maker's interest in the Collateral pledged by Maker, or (ii) the maximum amount not subject (but for the provisions of this paragraph) to avoidance under Title 11 of the United States Code, as the same may be amended from time to time, or any analogous applicable state law.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of March 31, 1999 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among Prism Mortgage Company (the "Borrower"), certain affiliates of the Borrower, the lenders party thereto, including the Lender, and The First National Bank of Chicago, as Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Maker became a party to the Agreement as a Borrowing Subsidiary pursuant to an Amendment to Credit Documents dated as of the date hereof. This
Note is secured pursuant to the Security Agreement, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         This Note is to be governed by and construed and enforced in accordance with the laws of the State of Illinois.

                                            FIRST CITY FINANCIAL CORP., a
                                            Colorado corporation


                                            By: _______________________________
                                            Name:______________________________
                                            Title:_____________________________

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                    NOTE OF FIRST CITY FINANCIAL CORPORATION,
                               DATED MAY 24, 1999



                  Principal                       Maturity      Principal
                  Amount of                     of Interest       Amount         Unpaid
Date         Loan            Period                Paid          Balance
----       -------          --------             --------


                                    Exhibit B

                          Indebtedness and Liens of First City

INDEBTEDNESS OF FIRST CITY

Existing mortgage warehousing credit facility with First Collateral Services*

Existing mortgage warehousing credit facility with Paine Webber Real Estate Securities, Inc.*

Existing mortgage warehousing credit facility with Firstate Bank of Colorado*

LIENS ON ASSETS OF FIRST CITY

Liens on mortgages and related assets pledged to secure First City's existing mortgage warehousing credit facilities*

*The existing facilities shall be terminated and the corresponding liens released in accordance with the terms of Section 2(d) of the Amendment to Credit Documents

                                    Exhibit C

                       Form of Borrowing Base Certificate

                                 (See Attached)

                                    Exhibit D

                            Form of Collateral Report

                                 (See Attached)